o189 STK SAI 1

                         SUPPLEMENT DATED AUGUST 3, 1998
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                          FRANKLIN MICROCAP VALUE FUND
                               DATED MARCH 1, 1998

The Statement of Additional Information is amended as follows:

I. The following replaces the performance figures under "How Does the Fund Measure Performance? - Total Return." The figures below have been restated to reflect the Fund's current, maximum 5.75% initial sales charge.

The Fund's average annual total return for the one-year period ended October 31, 1997, and for the period from inception (December 12, 1995) through October 31, 1997, was 27.32% and 27.20%, respectively.

The Fund's cumulative total return for the one-year period ended October 31, 1997, and for the period from inception (December 12, 1995) through October 31, 1997, was 27.32% and 57.42%, respectively.

II. The following replaces the definition of "Offering Price" under the section "Useful Terms and Definitions":

OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 5.75%.

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                 Please keep this supplement for future reference.